SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 22, 1997 VANGUARD AIRLINES, INC.
(Exact name of registrant as specified in its charter)
DELAWARE          0-27034              48-1149290
(State or other  (Commission      (I.R.S. Employer
jurisdiction of   File Number)      Identification No.)
incorporation)
30 N.W. Rome Circle, Mezzanine Level, Kansas City International
Airport, Kansas City, Missouri 64153
(Address of principal executive offices including zip code)
Registrant's telephone number, including area code (816) 243-2100
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ITEM 5.   OTHER EVENTS.
On August 22, 1997, the Company issued a press release announcing that it filed with the Securities and Exchange Commission a
Registration Statement on Form S-3 to register rights to purchase shares of the Company's common stock, par value $.001 per share
(the "Common Stock").  The Company intends to distribute at no cost to holders of record nontransferable rights to purchase shares of
Common Stock.  The Company intends to distribute two rights for each share held and it is proposed that each right will entitle each record holder to purchase one share of Common Stock for a price of $.50 per share.  A copy of the press release is attached hereto as Exhibit A.
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Kansas City, State of Missouri, on August 25, 1997.
VANGUARD AIRLINES, INC.
By /s/ Robert J. Spane
Robert J. Spane
Chairman of the Board, Chief Executive Officer and President
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EXHIBIT A
PRESS RELEASE
FOR IMMEDIATE RELEASE         Contact:  Lynne McAdoo
                                  (913) 789-1364
VANGUARD AIRLINES ANNOUNCES FILING OF
S-3 REGISTRATION STATEMENT FOR RIGHTS OFFERING
Kansas City, MO---August 22, 1997---Vanguard Airlines, Inc.
(the "Company") (OTC:VNGD) announced today that it has filed with the Securities and Exchange Commission a Registration
Statement on Form S-3 to register rights to purchase shares
of the Company's common stock, par value $.001 per share
(the "Common Stock").  The Company intends to distribute at
no cost to holders of record nontransferable rights to purchase shares of Common Stock (the "Rights Offering").  Each holder of
Common Stock as of the record date will receive two rights for each share of Common Stock held.  It is proposed that each right will entitle each record holder to purchase one share of Common
Stock for a price of $0.50 per share.  The record date has not yet been set.  The Company intends to issue a press release
announcing the record date as soon as it is established.  A
registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  This press release shall not
constitute an offer to sell or the solicitation of an offer
to buy nor shall there be any sale of these securities in any
State in which such offer, solicitation or sale would be
unlawful prior to registration or qualification under the
securities laws of any such State.  The Rights Offering will be made only by means of a prospectus.  The Company does not intend to distribute preliminary prospectuses.  A final
prospectus, when available, can be obtained from the Company at Vanguard Airlines, Inc., Att:  Investor Relations Department,
7000 Squibb Road, 3rd Floor, Mission, KS 66202.  Vanguard
Airlines, which began service in December 1994 and is
headquartered in Kansas City, is a low-price, passenger
airline providing convenient, scheduled jet service.
Vanguard serves the following 12 cities: Atlanta, Chicago-Midway, Dallas/Ft. Worth, Denver, Des Moines, Kansas City, Las Vegas,
Los Angeles, Minneapolis/St. Paul, Orlando, San Francisco
and Tampa/St. Petersburg.  Vanguard will discontinue
service to Des Moines, Las Vegas, Los Angeles, Orlando
and Tampa/St. Petersburg on September 2, 1997. Vanguard
Airlines will initiate service to New York City-JFK on
September 3, 1997.  The Company employs approximately 500
people and currently operates a fleet of seven aircraft
consisting of Boeing 737-200s.
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